Reserves	12 Months Ended
Mar. 31, 2020
Reserves
Reserves
14.	RESERVES

Statutory reserve

In accordance with the relevant laws and regulations of the PRC, the subsidiary of the Company established in the PRC is required to transfer 10% of its profit after taxation prepared in accordance with the accounting regulations of the PRC to the statutory reserve until the reserve balance reaches 50% of the subsidiary’s paid-up capital. Such reserve may be used to offset accumulated losses or increase the registered capital of the subsidiary, subject to the approval from the PRC authorities, and are not available for dividend distribution to the shareholders. The amount appropriated to statutory reserve for the years ended March 31, 2020 and 2019 were $1,735 and $240, respectively. The balance of paid-up statutory reserve was $23,514 and $21,779 as of March 31, 2020 and 2019, respectively.